Exhibit 10.2 WAIVER AGREEMENT This WAIVER AGREEMENT (this “Agreement”) is entered into as of September 26, 2025, by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and LanzaTech Global SPV, LLC, a Wyoming limited liability company (including its successors and assigns, the “Purchaser”). Reference is hereby made to (a) that certain Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of May 7, 2025, by and between the Company and the Purchaser (as amended by Amendment No. 1 to the Series A Convertible Senior Preferred Stock Purchase Agreement, dated June 2, 2025, and Amendment No. 2 to the Series A Convertible Senior Preferred Stock Purchase Agreement, dated September 22, 2025 (“Amendment No. 2”), the “Purchase Agreement”) and (b) that certain Registration Rights Agreement, dated as of May 7, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”), by and between the Company and the Purchaser. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Registration Rights Agreement. WHEREAS, Section 6(e) of the Registration Rights Agreement provides, in pertinent part, that the provisions of the Registration Rights Agreement may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities; WHEREAS, as of the date hereof, the Purchaser holds all of the outstanding securities (or rights to acquire all of the outstanding securities) that, upon conversion (or upon issuance and exercise), would be Registrable Securities; WHEREAS, Amendment No. 2 amended the definition of Requisite Stockholder Approvals; WHEREAS, the Company and the Purchaser desire to waive certain rights and obligations arising under the Registration Rights Agreement on the terms and conditions set forth herein. NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows: 1. Effective as of September 22, 2025, the Purchaser hereby irrevocably (a) waives the obligation of the Company to file the Initial Registration Statement no later than the earlier of (i) 45 calendar days following receipt of the Requisite Stockholder Approvals (as defined in the Purchase Agreement) and (ii) 10 business days following the issuance of the Warrant Shares, subject to the Company agreeing to file the Initial Registration Statement no later than 10 business days following the issuance of the Warrant Shares, and (b) agrees that the defined terms “Filing Deadline” and “Effectiveness Deadline,” in each case as used in the Registration Rights Agreement, shall be deemed to have been amended and shall be construed accordingly; and the Company hereby irrevocably agrees to file the Initial Registration Statement no later than 10 business days following the issuance of the Warrant Shares. 2. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g.,

2 www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 3. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. 4. This Agreement and any dispute or claim arising out of, or in connection with, it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. [Signature Pages Follow]

[SIGNATURE PAGE TO WAIVER AGREEMENT] LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director